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                                                               EXHIBIT 10.21

                                  May 18 1998



APA Excelsior IV, L.P.
APA Excelsior IV/Offshore, L.P.
The P/A Fund, L.P.
445 Park Avenue
New York, New York 10022

Michael Willner
126 East 56th Street
New York, New York 10022

         Re:    Waiver of Covenants Relating to Financing;
                Termination of Registration Rights Agreement, dated November 2, 1995

Gentlemen:

         Park `N View, Inc., a Delaware corporation (the "Company") and each of the undersigned are parties to a Securities Purchase Agreement, dated as of November 2, 1995 (the "Securities Purchase Agreement"). Section 6.21 of the Securities Purchase Agreement prohibits the Company from entering into any agreement requiring the Company to make payments of principal or interest unless such agreement contains a provision permitting any holder of Series A Preferred Stock to cure any monetary default thereunder. The Company wishes to issue notes in the aggregate principal amount of up to $75,000,000, which notes will require the Company to make payments of principal and interest. Each of the undersigned hereby: (i) waives any requirement that the Company comply with
Section 6.21 of the Securities Purchase Agreement in connection with such notes in the aggregate principal amount of up to $75,000,000 and the obligations evidenced thereby, and (ii) acknowledges and agrees that such notes (and any agreement executed in connection with such notes) will not be required to include a provision permitting any holder of Series A Preferred Stock to cure any monetary default under such notes or agreements.

         The Company and each of the undersigned also are parties to a Registration Rights Agreement, dated as of November 2, 1995 (the "1995 Rights Agreement"). In connection with the issuance and sale of Series B 7% Cumulative Convertible Preferred Stock, the Company and each of the undersigned executed a Registration Rights Agreement, dated as of November 13,

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APA Excelsior IV, L.P.
APA Excelsior IV/Offshore, L.P.
The P/A Fund, L.P.
Michael Willner
May 18, 1998



1996 (the "1996 Rights Agreement"), which the Company and each of the undersigned intended to supersede and terminate the 1995 Rights Agreement. The Company and each of the undersigned acknowledge and agree that the 1996 Rights Agreement superseded and terminated the 1995 Rights Agreement as of the date of the 1996 Rights Agreement.

         If the foregoing is consistent with your understandings, please sign this letter below where indicated. If you have any questions or comments, please call at your convenience.

                              Sincerely,

                              PARK `N VIEW, INC.


                              By: /s/ Steve Conkling
                                  --------------------------------------------
                                      Steve Conkling, Chief Operating Officer



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APA Excelsior IV, L.P.
APA Excelsior IV/Offshore, L.P.
The P/A Fund, L.P.
Michael Willner
May 18, 1998



         The foregoing letter, dated May 18, 1998, is hereby acknowledged and agreed:

                             APA EXCELSIOR IV, L.P.

                             By:  APA EXCELSIOR IV PARTNERS, L.P.
                                  (Its General Partner)

                                  By:  PATRICOF & CO. MANAGERS, INC.
                                       (Its General Partner)

                                       By: /s/ Robert Chefitz
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                             COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
                             APA EXCELSIOR IV/OFFSHORE, L.P.

                             By:  PATRICOF & CO. VENTURES, INC.
                                  INVESTMENT ADVISOR

                                  By: /s/ Robert Chefitz
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                             THE P/A FUND, L.P.

                             By:  APA PENNSYLVANIA PARTNERS, L.P.
                                  (Its General Partner)

                                  By: /s/ Robert Chefitz
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                             /s/ Michael Willner
                             -----------------------------------
                             Michael Willner



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